UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

November 4, 2005

Paladin Realty Income Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-113863	20-0378980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10880 Wilshire Blvd., Suite 1400 Los Angeles, California	90024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 996-8704

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Paladin Realty Income Properties, Inc. (the “Company”) on November 4, 2005 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of 801 Fiber Optic Drive, as described in such Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted at the end of this Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

801 Fiber Optic Drive —Nine Months Ended September 30, 2005 (Unaudited)

Report of Independent Registered Public Accounting Firm

Statement of Revenues and Certain Operating Expenses

Notes to the Statement of Revenues and Certain Operating Expenses

801 Fiber Optic Drive —Year Ended December 31, 2004 (included in the Company’s final prospectus dated February 28, 2005 (File No. 333-113863) filed on February 28, 2005 and incorporated herein by reference)

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted at the end of this Current Report on Form 8-K/A and is furnished herewith and incorporated herein by reference.

Paladin Realty Income Properties, Inc. and Subsidiary

Summary of Unaudited Pro Forma Financial Statements

Pro Forma Consolidated Balance Sheet at September 30, 2005 (unaudited)

Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2005 (unaudited)

Pro Forma Consolidated Statement of Operations for the twelve months ended December 31, 2004 (unaudited)

(c) Exhibits. None.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALADIN REALTY INCOME PROPERTIES, INC.

Date: January 11, 2006	By:	/s/ John A. Gerson
John A. Gerson Chief Financial Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of

Paladin Realty Income Properties, Inc.

We have reviewed the accompanying Statement of Revenues and Certain Operating Expenses of the property located at 801 Fiber Optic Drive, North Little Rock Arkansas (the Property) for the nine months ended September 30, 2005 (the Historical Summary). This Historical Summary is the responsibility of the Property’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in note 2 and is not intended to be a complete presentation of the Property’s revenues and operating expenses.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim Historical Summary for it to be in conformity with accounting principles generally accepted in the United States of America.

/s/ Imowitz Koenig & Co., LLP

New York, New York

December 28, 2005

801 Fiber Optic Drive, North Little Rock, Arkansas

Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2005

	100% Ownership	Makor Properties, LLC’s 63.86% Ownership Interest
Revenues
Rental income	$253,620	$161,962
Expense reimbursements	20,694	13,215

Total revenues	274,314	175,177

Certain operating expenses
Interest expense	109,059	69,645
Real estate taxes	15,304	9,773
Insurance	5,525	3,528
Management fees	4,500	2,874

Total of certain operating expenses	134,388	85,820

Excess of revenues over certain operating expenses	$139,926	$89,357

See accompanying accountant’s review report and notes to statement of revenues and certain operating expenses.

801 Fiber Optic Drive, North Little Rock, Arkansas

Notes to the Statement of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2005

(1)	Organization

801 Fiber Optic Drive, North Little Rock, Arkansas is an existing 56,336 square foot distribution facility (the Property) built in 2001 and is leased to FedEx Ground Package System, Inc., a subsidiary of FedEx Corporation. The Property is owned in fee simple by Makor Properties, LLC (63.86%) (“Makor”) and 801 FO, LLC (36.14%) (“801 FO”) as tenants-in-common (together the Owners). On December 20, 2004, Paladin Realty Partners, LLC, a Delaware Limited Liability Company (“Paladin Realty”) entered into an Agreement of Sale and Purchase with Makor to acquire its tenant-in-common interest in the Property. On November 2, 2005, Paladin Realty Income Properties, Inc. (the “Company”) purchased Makor’s tenant-in-common interest in the Property through PRIP 801, LLC (“PRIP”), a Delaware limited liability company managed by the Company’s operating partnership Paladin Realty Income Properties, L.P. (“Paladin OP”).

(2)	Basis of Presentation

The Statement of Revenues and Certain Operating Expenses (the Statement) has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the Securities and Exchange Commission (the SEC), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Statement includes revenues and certain operating expenses of the Property, exclusive of interest income, administrative expenses, depreciation and amortization, which may not be comparable to the corresponding amounts that would be reflected in the future operations of the Property. The Statement also presents revenues and certain operating expenses of the Property at Makor’s 63.86% ownership interest.

(3)	Principles of Reporting and Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires the Property’s management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(4)	Significant Accounting Policies

a)	Revenue Recognition

The Property’s operations consist of a 100% net-lease to a single tenant who makes monthly rent payments and reimburses the owners for all property expenses (except expenses associated with the roof and structure) and real estate taxes directly.

b)	Accounts Receivable

Bad debts are recorded under the specific identification method, whereby, uncollectible receivables are directly written off when identified.

801 Fiber Optic Drive, North Little Rock, Arkansas

Notes to the Statement of Revenues and Certain Operating Expenses (continued)

For the Nine Months Ended September 30, 2005

(4)	Significant Accounting Policies (Continued)

c)	Repairs and Maintenance

Expenditures for repairs and maintenance are expensed as incurred.

(5)	Lease

The aggregate annual future rental income on a non-cancelable operating lease in effect as of September 30, 2005 is as follows:

	Amount at
	100%	63.86%
Year Ending December 31:
2005	$84,540	$53,987
2006	338,160	215,949
2007	338,160	215,949
2008	338,160	215,949
2009	338,160	215,949
Thereafter	535,420	341,919

	$1,972,600	$1,259,702

Total future rental income represents the rent the tenant is required to pay under the terms of the lease exclusive of charges for insurance, real estate taxes and property expenses, which is reimbursed by the tenant.

The tenant also has the option to extend the lease for two additional five year periods. The first option is through July 31, 2016 at $405,792 per annum (representing $259,139 per annum at 63.86% ownership level). The second option is through July 31, 2021 at $446,376 per annum (representing $285,056 per annum at the 63.86% ownership level).

(6)	Mortgage Note Payable

On September 16, 2002, Makor and 801 FO entered into a loan agreement with Regions Bank of Arkansas in the amount of $2,600,000. The five year floating rate mortgage note payable bears interest based upon the prime rate as reported in the Wall Street Journal which is currently at 7.00% and is payable in monthly installments of principal and interest based upon a 25 year amortization schedule. The final monthly payment due and maturity date of the mortgage note is September 16, 2007, upon which all unpaid principal and accrued interest will be due. The mortgage note payable contains both affirmative and negative covenants. The mortgage note was refinanced in connection with the purchase of Makor’s tenant-in-common interest in the Property.

(7)	Related Party Transactions

801 FO is entitled to an annual management fee equal to $6,000 which is paid quarterly.

801 Fiber Optic Drive, North Little Rock, Arkansas

Notes to the Statement of Revenues and Certain Operating Expenses (continued)

For the Nine Months Ended September 30, 2005

(8)	Subsequent Events

On November 2, 2005, the Company purchased a 63.86% tenant-in-common interest in the Property. The total appraised value of the Property was approximately $4,100,000. The purchase price for the Company’s 63.86% interest was $2,618,260, plus approximately $133,000 in closing costs and prepaid escrow amounts.

The interest in the Property was purchased from an unaffiliated third party, Makor, through PRIP. PRIP is a joint venture formed for this acquisition between the Company and 801 FO. The Property had previously been and will continue to be managed by the controlling member of 801 FO for which it will receive a customary property management fee. In connection with the acquisition, the Company refinanced the existing debt on the Property of approximately $2,400,000, paying down approximately $500,000 and financing the remainder through a loan from CWCapital LLC in the amount of $1,950,000 (the “mortgage loan”). Paladin OP’s ownership interest in PRIP was increased to approximately 74% by the capital advanced in connection with the refinancing.

In connection with this acquisition, Paladin Realty assigned the purchase agreement to acquire the Property and related amendments to PRIP. Paladin Realty is the Company’s sponsor and the Company’s executive officers are also officers and principals of Paladin Realty.

The acquisition of the Property was partially funded through the assignment of proceeds from a note by and between Paladin Realty and Wachovia Bank, N.A. dated October 17, 2005 (the “Paladin Realty note”) to the Company in the amount of $1,700,000, the proceeds of which were contributed to Paladin OP and used to make Paladin OP’s investment in PRIP. The Paladin Realty note was personally guaranteed by James R. Worms, the Company’s President, John A. Gerson, the Company’s Chief Financial Officer and Michael B. Lenard, the Company’s Executive Vice President, Secretary and Counselor. Principal and interest on the Paladin Realty note are due on February 28, 2006. Assignment of the proceeds was made pursuant to a note by and between Paladin Realty and the Company (the “Company note”) on substantially similar terms as the Paladin Realty note. The Company note provides for a loan in the amount of $1,700,000, with an interest rate based on LIBOR plus 2.25%. Payments on the Company note are due in consecutive monthly payments of accrued interest only, commencing on December 1, 2005, and continuing on the same day of each month thereafter until fully paid. The principal and accrued interest on the Company note are due on demand. In the event of a default by the Company under the Company note including nonpayment, false warranty, bankruptcy, or certain changes in the Company’s structure or business, Paladin Realty may accelerate the maturity of the Company note, and charge additional interest at a rate of 3%. As discussed above, Paladin Realty is the Company’s sponsor, and the Company’s executive officers are also officers and principals of Paladin Realty. On December 28, 2005, the Company repaid the remaining balance on the Company note using proceeds from the Offering and Paladin Realty repaid the Paladin Realty note with such funds.

801 Fiber Optic Drive, North Little Rock, Arkansas

Notes to the Statement of Revenues and Certain Operating Expenses (continued)

For the Nine Months Ended September 30, 2005

(8)	Subsequent Events (Continued)

The mortgage loan pays interest only at a fixed interest rate of 5.498% through November 1, 2010, the anticipated repayment date. If the mortgage loan is not repaid or refinanced as of the anticipated repayment date, interest will accrue at a rate per annum equal to the greater of (a) 5.498% plus three percentage points and (b) the treasury rate plus three percentage points. Pursuant to the terms of a cash management agreement, the borrower is required to post a $550,000 letter of credit by the 25th month anniversary of the loan date, or the lender will sweep and retain all cash flow from the Property. If the borrower does not pay off the loan on November 1, 2010, the lender can apply the letter of credit (or retained cash flow) and will continue to sweep all cash flow to repay the loan. In the event of a default under the loan documents, the cash management agreement further provides that the lender may sweep cash from all accounts maintained by the borrower with the lender (including rent accounts from the property). The estimated balance to be due at the anticipated repayment date is $1,950,000.

In general, the mortgage loan may not be prepaid until the earlier of (a) three years or (b) two years after the loan is sold into a securitization pool and the note cannot be retired or paid off except through a defeasance. In general, no sale, encumbrance or other transfer of an interest in the property is permitted without the lender’s prior written consent. Alex Gilbert, the managing member of 801 FO, has guaranteed the non-recourse standard loan carve outs, and in exchange for his guarantee, Paladin Realty has agreed to fully indemnify him against any defaults caused by the borrower through standard default provisions such as bankruptcy, fraud, misapplication of proceeds and certain environmental violations. The loan agreement obligation is secured by a mortgage on the Property and an assignment of rents and personal property. In addition PRIP has entered into an environmental and hazardous substance indemnification agreement.

The agreements contain various covenants, which among other things, limit the ability of the borrowers to incur indebtedness, engage in certain business activities, enter into material leases on the Property and transfer its interest in the Property among others. The loan agreements also contain customary events of default, including, without limitation, payment defaults, cross-defaults to certain other agreements with respect to the Property and bankruptcy-related defaults. In the event of a default, the loan may be accelerated and all amounts due under the loan will become immediately due and payable.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Paladin Realty Income Properties, Inc. (“Paladin REIT”) included in its final prospectus dated February 28, 2005 (Registration No. 333-113863) and its quarterly report filed on Form 10-Q for the nine months ended September 30, 2005.

The following unaudited pro forma balance sheet as of September 30, 2005 has been prepared to give effect to the acquisition of 801 Fiber Optic Drive (the “Acquisition”) as if the Acquisition occurred on September 30, 2005. Paladin Realty Income Properties, L.P. (“Paladin OP”) is a Delaware limited partnership that was organized to own and operate properties on behalf of Paladin REIT, and is a consolidated subsidiary of Paladin REIT. The interest in 801 Fiber Optic Drive was purchased from an unaffiliated third party, Makor, through PRIP 801, LLC, a Delaware limited liability company managed by Paladin OP.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2005 has been prepared to give effect to the Acquisition as if such Acquisition occurred on January 1, 2004.

The following unaudited pro forma statement of operations for the twelve months ended December 31, 2004 has been prepared to give effect to the Acquisition as if such Acquisition occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Acquisition been consummated as of January 1, 2004. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets acquired in connection with the Acquisition. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2005

(UNAUDITED)

		Pro Forma Adjustments		Pro Forma Total
	Paladin Realty Income Properties, Inc and Subsidiary Historical (a)	Acquisition
		PRIP 801, LLC
Assets
Cash and cash equivalents	$211,140	$(587)		$210,553

Investment in real estate joint venture	—	1,820,579	(b)	1,820,579

Total Assets	$211,140	$1,819,992		$2,031,132

Liabilities and Stockholder’s Equity
Note payable	$—	$1,700,000	(c)	$1,700,000

Accounts payable and accrued expenses	—	119,992	(d)	119,992

Total liabilities	—	1,819,992		1,819,992

Minority interest	205,990	—		205,990

Stockholder’s equity
Common stock, $.01 par value; 750,000,000 shares authorized, 500 share issued and outstanding	5	—		5
Additional paid-in-capital	4,995	—		4,995
Retained earnings	150	—		150

Total stockholder’s equity	5,150	—		5,150

Total Liabilities and Stockholder’s Equity	$211,140	$1,819,992		$2,031,132

(a)	Historical financial information is derived from quarterly report filed on Form 10-Q as of September 30, 2005.

(b)	Includes costs associated with the investment in PRIP 801, LLC.

(c)	Reflects loan received from sponsor to make investment in PRIP 801, LLC. On December 28, 2005, the balance of this loan was repaid with proceeds from the Company’s Offering.

(d)	Reflects deferred costs associated with the investment in PRIP 801, LLC.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

(UNAUDITED)

	Paladin Realty Income Properties, Inc and Subsidiary Historical (a)	Pro Forma Adjustments		Pro Forma Total

		Acquisition
		PRIP 801, LLC

Revenues
Interest income	$6,140	$—		$6,140
Equity in income from real estate joint venture	—	73,105	(b)	73,105

Total Revenues	6,140	73,105		79,245

Expenses
Interest expense	—	66,329	(c)	66,329

Total Expenses	—	66,329		66,329

Income before minority interest	6,140	6,776		12,916
Minority interest in income of consolidated subsidiary	5,990	(4,634	)(d)	1,356	(d)

Net income	$150	$11,410		$11,560

Net income per share	$0.30			$23.12

Weighted average number of shares outstanding	500			500

(a)	Historical financial information is derived from quarterly report filed on Form 10-Q for the nine months ended September 30, 2005.

(b)	Paladin holds a 74% interest in PRIP 801, LLC. The financial information of PRIP 801, LLC is as follows:

Total rental revenues	$274,314
Operating expenses	105,737
Depreciation and amortization expense	69,786

Net income	$98,791
Paladin OP share of Net income	$73,105

(c)	Interest expense on the Company’s outstanding debt.

(d)	Minority interest is adjusted to reflect pro forma ownership % of Paladin OP.

PALADIN REALTY INCOME PROPERTIES, INC. AND SUBSIDIARY

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2004

(UNAUDITED)

	Paladin Realty Income Properties, Inc and Subsidiary Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Acquisition
		PRIP 801, LLC
Revenues
Interest income	$—	$—		$—
Equity in income from real estate joint venture	—	97,607	(b)	97,607

Total Revenues	—	97,607		97,607

Expenses
Interest expense	—	64,668	(c)	64,668

Total Expenses	—	64,668		64,668

Income before minority interest	—	32,939		32,939
Minority interest in income of consolidated subsidiary	—	3,458		3,458

Net income	$—	$29,481		$29,481

Net income per share	$—			$58.96

Weighted average number of shares outstanding	500			500

(a)	Historical financial information is derived from the registration statement filed on February 28, 2005.

(b)	Paladin OP holds a 74% interest in PRIP 801, LLC. The financial information of PRIP 801, LLC is as follows:

Total rental revenues	$365,037
Operating expenses	140,087
Depreciation and amortization expense	93,048

Net income	$131,902
Paladin OP share of Net income	$97,607

(c)	Interest expense on Company’s outstanding debt.